[KIRKPATRICK & LOCKHART LETTERHEAD HERE]



                                                              June 16, 1987



Legg Mason Income Trust, Inc.
7 East Redwood Street
Baltimore, Maryland 21202

Dear Sirs:

         You have requested our opinion regarding certain matters in connection with the issuance of shares by Legg Mason Income Trust, Inc. ("Corporation"). We have examined the Corporation's Articles of Incorporation and other corporate documents relating to the authorization and issuance of the capital stock of the Corporation. Based upon this examination, we are of the opinion that:

1. All legal requirements have been complied with in the organization of the Corporation and that it is now a validly existing corporation in good standing under the laws of the State of Maryland;

2. The authorized capital stock of the Corporation consists of 100,000,000 shares of a par value of $.001 each;

3. The unlimited number of unissued shares which are currently being registered under the Securities Act of 1933 may be legally and validly issued from time to time in accordance with the Corporation's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

4. When so issued, the Corporation's shares will be fully paid and nonassessable.

         We hereby consent to the filing of this opinion in connection with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-12092) which you are about to

KIRKPATRICK & LOCKHART

Legg Mason Income Trust, Inc.
June 16, 1987
Page 2



file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "The Corporation's Legal Counsel" in the Registration Statement.


                                       Very truly yours,

                                       /s/Arthur J.  Brown
                                       ------------------------------
                                       Arthur J.  Brown